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                                                                    EXHIBIT 10.1

                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                        SENIOR REVOLVING CREDIT AGREEMENT


         This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (the "Second Amendment") is made as of this 10th day of August, 2004, by and among ENESCO GROUP, INC., an Illinois corporation (the "Borrower"), the Borrowing Subsidiaries that may from time to time become a party to the Second Amended and Restated Senior Revolving Credit Agreement, FLEET NATIONAL BANK, a national banking association, as Agent and a Lender ("Fleet") and LaSalle Bank National Association, a national banking association ("LaSalle" and together with Fleet, the "Lenders").

                                    RECITALS

         The Borrower and the Lenders are parties to a certain Second Amended and Restated Senior Revolving Credit Agreement dated as of June 16, 2003, as amended by a First Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of March 5, 2004 (the "First Amendment" and collectively, the "Credit Agreement"), pursuant to which the Lenders have extended certain financial accommodations to the Borrower including those evidenced by a Borrower Note in the face amount of $25,000,000 payable to Fleet, a Borrower Note in the face amount of $15,000,000 payable to LaSalle, a Back-Up L/C and B/A Demand Note in the face amount of $10,000,000 payable to Fleet and a Back-Up F/X Demand Note in the face amount of $10,000,000 payable to Fleet, all such promissory notes dated as of June 16, 2003, a Borrowing Subsidiary Note dated as of September 10, 2003 made by Enesco International (H.K.) Limited payable to Fleet in the face amount of $5,000,000, a Borrower Term Note in the face amount of $5,390,000 payable to Fleet and a Borrower Term Note in the face amount of $2,310,000 payable to LaSalle, both such term notes dated as of March 5, 2004 (all of which notes are collectively hereinafter referred to as the "Notes"). The Borrower and the Lenders have agreed to further modify the terms and provisions of the Credit Agreement and to ratify and confirm that all Obligations of the Borrower to the Lenders continue to be evidenced by the Loan Documents, all as more fully described and set forth hereinbelow. Capitalized terms not otherwise defined in this Second Amendment shall have their meanings as defined in the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lenders agree that the Credit Agreement is amended as follows:

         1. SECTION 2.23 is amended by adding the following sentence to the end of such section as follows:

              In addition to and notwithstanding the foregoing, the Borrower shall pay a Commitment Fee of $50,000 to the Agent for the account of the Lenders, payable


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              in full and fully earned upon execution of the Second Amendment to
              Second Amended and Restated Senior Revolving Credit Agreement dated as of August 10, 2004.

         2. The first sentence of SECTION 5.7 is deleted in its entirety and replaced with the following:

                    5.7. Litigation and Contingent Obligations. Except as
              disclosed on Schedule 5.7 attached hereto, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         3.   A new SECTION 6.12.6 is added as follows:

                    6.12.6. Annual Paydown Period. On or before December 31,
              2004, and at least once during each calendar year thereafter, the aggregate outstanding balance of all revolving Loans pursuant to the Commitment under Section 2.1 shall not exceed $30,000,000 for a period of 30 consecutive days.

         4. The amount of the Commitment under Section 2.1 of each Lender, subject to Borrowing Capacity, to make revolving Loans as reflected in the Credit Agreement opposite the signature of each Lender is temporarily increased, through December 31, 2004, to that amount set forth opposite the signature of each Lender on this Second Amendment. Following December 31, 2004, the amount of the Commitment of each Lender to make revolving Loans under
              Section 2.1 shall revert back to that amount set forth in the First Amendment as in effect prior to the date of this Second Amendment.

         5. The Borrower shall promptly pay all reasonable costs and expenses incurred by the Agent on behalf of the Lenders in connection with the preparation and execution of this Second Amendment and all other documents executed in connection herewith.

         6. EXHIBIT "A-1" is deleted in its entirety and replaced with EXHIBIT "A-1" attached hereto.

         7. EXHIBIT C attached as a part of the Credit Agreement is deleted in its entirety and replaced with EXHIBIT C attached as a part of this Second Amendment.

         8. EXHIBIT C-1 attached as a part of the Credit Agreement is deleted in its entirety and replaced with EXHIBIT C-1 attached as a part of this Second Amendment.

         9.   Schedule 5.7 attached hereto is added to the Credit Agreement.

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         10.  Except as amended, modified or supplemented by this Second
              Amendment, all of the terms, conditions, covenants, provisions, representations, warranties and conditions of the Credit Agreement, the Notes and other Loan Documents shall remain in full force and effect and are hereby acknowledged, ratified, confirmed and continued as if fully restated hereby.

         11. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof or contained in the Credit Agreement, the Notes and other Loan Documents.

         12. It is the intention of the parties hereto that this Second Amendment shall not constitute a novation and shall in no way adversely affect or impair the validity or priority of any lien on any collateral granted, pledged or mortgaged as security for the payment and performance of the liabilities and obligations of the Borrower under the Credit Agreement, the Notes or other Loan Documents.

         13. The Borrower hereby confirms and ratifies the obligations established under the Credit Agreement, the Notes and other Loan Documents, as amended hereby, and the continuing and continuous security interests, pledges and mortgages in, of and to any and all collateral granted pursuant to the Credit Agreement and other Loan Documents.

         14. This Second Amendment is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this Second Amendment by signing any such counterpart. This Second Amendment shall be effective when it has been executed by the Borrower and the Lenders.



                         [SIGNATURES ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the foregoing Second Amendment has been executed as an instrument under seal as of the date first above written.


                                        ENESCO GROUP, INC.


                                        By:         /s/ Thomas F. Bradley
                                           -------------------------------------
                                        Print Name: Thomas F. Bradley
                                                    ----------------------------
                                        Title:      Interim CEO and Chief
                                                    Financial Officer
                                              ----------------------------------

                                        By:         /s/ Charles E. Sanders
                                           -------------------------------------
                                        Print Name: Charles E. Sanders
                                                    ----------------------------
                                        Title:      Treasurer
                                              ----------------------------------


COMMITMENTS:                            FLEET NATIONAL BANK
-----------
$30,000,000 Loans
 10,000,000 L/C and B/A Facility
  5,390,000 Term Loan                   By:         /s/ Sheryl L. McQuade
-----------                                -------------------------------------
$45,390,000 Total                          Its      Vice President


COMMITMENTS:                            LASALLE BANK NATIONAL ASSOCIATION
-----------
$20,000,000 Loans
          0 L/C and B/A Facility
  2,310,000 Term Loan                   By:         /s/ Hollis J. Griffin, Jr.
-----------                                -------------------------------------
$22,310,000 Total                          Its      Vice President Commercial
                                                    Banking


Acknowledged and agreed to:
(Borrowing Subsidiaries)

                                        ENESCO INTERNATIONAL (H.K.) LIMITED


                                        By:         /s/ Charles E. Sanders
                                           -------------------------------------
                                                    Charles E. Sanders, Director


                                        GREGG MANUFACTURING, INC.


                                        By:         /s/ Charles E. Sanders
                                           -------------------------------------
                                                    Charles E. Sanders,
                                                    Treasurer